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                                                                     EXHIBIT 21

               LIST OF ACTIVE SUBSIDIARIES AS OF JANUARY 31, 2000


                                                                                OWNERSHIP
                   COMPANY NAME                    JURISDICTION OF CREATION     PERCENTAGE
-------------------------------------------------  -------------------------    ----------
Arrebnac Pty. Ltd................................  Australia                       100%
Beheer en Beleggingsmaatschappij Stivaco B.V.....  Netherlands                     100%
College Mercantile Pty. Ltd......................  Australia                       100%
Consorzio Manifatturieri srl.....................  Italy                           100%
Corinthian Leasing Corporation...................  Delaware                        100%
D&B Acquisition Corp.............................  Delaware                        100%
D&B Data & Services s.r.l........................  Italy                           100%
D&B Espana S.A...................................  Spain                           100%
D&B Europe Limited...............................  England                         100%
D&B Group Ltd....................................  Delaware                        100%
D&B Information Services (M) Sdn. Bhd............  Malaysia                        100%
D&B International Consultant (Shanghai) Co. Ltd..  Peoples Republic of China       100%
D&B Schimmelpfeng-Unterstutzungskasse GmbH.......  Germany                         100%
Dataquest Europe.................................  England                         100%
Dun & Bradstreet (Australia) Group Pty. Ltd......  Australia                       100%
Dun & Bradstreet (Australia) Holdings Pty........  Australia                       100%
Dun & Bradstreet (Australia) Pty. Limited........  Australia                       100%
Dun & Bradstreet (C&EE) Holding B.V..............  Netherlands                     100%
Dun & Bradstreet (France) B.V....................  Netherlands                     100%
Dun & Bradstreet (HK) Limited....................  Hong Kong                       100%
Dun & Bradstreet (Israel) Ltd....................  Israel                          100%
Dun & Bradstreet (New Zealand) Limited...........  New Zealand                     100%
Dun & Bradstreet (Nominees) Pty. Ltd.............  Australia                       100%
Dun & Bradstreet (S.C.S.) B.V....................  Netherlands                     100%
Dun & Bradstreet (Singapore) Pte. Ltd............  Singapore                       100%
Dun & Bradstreet (Switzerland) AG................  Switzerland/Delaware            100%
Dun & Bradstreet (U.K.) Pension Plan Trustee
  Company Ltd....................................  England                         100%
Dun & Bradstreet B.V.............................  Netherlands                     100%
Dun & Bradstreet Canada B.V......................  Netherlands                     100%
Dun & Bradstreet Canada Holding, Ltd.............  Canada                          100%
Dun & Bradstreet Computer Leasing, Inc...........  Delaware                        100%
Dun & Bradstreet Credit Control, Ltd.............  Delaware                        100%
Dun & Bradstreet Danmark Holding A/S.............  Denmark                         100%
Dun & Bradstreet de Mexico, S.A. de C.V..........  Mexico                          100%
Dun & Bradstreet Denmark A/S.....................  Denmark                         100%
Dun & Bradstreet Deutschland GmbH................  Germany/Delaware                100%
Dun & Bradstreet Do Brasil, Ltda.................  Brazil/Delaware                 100%
Dun & Bradstreet Ekonomiforlaget AB..............  Sweden                          100%
Dun & Bradstreet European Outsourcing Center B.V.  Netherlands                     100%
Dun & Bradstreet Finance Ltd.....................  England                         100%
Dun & Bradstreet Finland OY......................  Finland                         100%
Dun & Bradstreet France S.C.S...............       France                          100%
Dun & Bradstreet Holding Norway A/S.........       Norway                          100%
Dun & Bradstreet Holdings B.V...............       Netherlands                     100%

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
                                                                                OWNERSHIP
                   COMPANY NAME                    JURISDICTION OF CREATION     PERCENTAGE
-------------------------------------------------  -------------------------    ----------
Dun & Bradstreet Hungaria Informacio
Szolgaltato Korlatolt Felelosegu Tarasag....       Hungary                         100%
Dun & Bradstreet Information Services
Ges.mbH.....................................       Austria                         100%
Dun & Bradstreet Information Services India
Pvt. Ltd....................................       India                           100%
Dun & Bradstreet International, Ltd.........       Delaware                        100%
Dun & Bradstreet Japan Ltd..................       Japan                           100%
Dun & Bradstreet Limited....................       Ireland                         100%
Dun & Bradstreet Limited....................       England                         100%
Dun & Bradstreet Management S.A.S...........       France                          100%
Dun & Bradstreet Marketing Pty. Ltd.........       Australia                       100%
Dun & Bradstreet Marketing Services N.V.-
S.A.........................................       Belgium                         100%
Dun & Bradstreet Nordic AB..................       Sweden                          100%
Dun & Bradstreet Norge A/S..................       Norway                          100%
Dun & Bradstreet Outsourcing Services N.V...       Belgium                         100%
Dun & Bradstreet Poland sp. zo.o............       Poland                          100%
Dun & Bradstreet Portugal, Ltda.............       Portugal                        100%
Dun & Bradstreet Pty. Ltd...................       Australia                       100%
Dun & Bradstreet RMS Franchise Corporation..       Delaware                        100%
Dun & Bradstreet S.A........................       Argentina                       100%
Dun & Bradstreet S.A........................       Peru                            100%
Dun & Bradstreet S.p.A......................       Italy                           100%
Dun & Bradstreet spol s. r. o...............       Czech Republic                  100%
Dun & Bradstreet Sverige AB.................       Sweden                          100%
Dun & Bradstreet Telecenter B.V.............       Netherlands                     100%
Dun & Bradstreet Teleupdate Center GmbH.....       Germany                         100%
Dun & Bradstreet Unit Trust.................       Australia                       100%
Dun & Bradstreet Zimbabwe (Private) Limited.       Zimbabwe                        100%
Dun & Bradstreet, Inc.......................       Delaware                        100%
Duns Holding, Inc...........................       Delaware                        100%
Duns Investing VII Corporation..............       Delaware                        100%
DunsNet, Inc................................       Delaware                        100%
eccelerate.com, Inc.........................       Delaware                        100%
Enshrine CA Pty. Ltd........................       Australia                        50%
Fillupar Leasing Partnership................       Delaware                         98%
Infotrade N.V.-S.A..........................       Belgium                         100%
Moody's (Canada) Inc........................       Canada                          100%
Moody's America Latina Ltda.................       Brazil                          100%
Moody's Asia Pacific Limited................       Hong Kong                       100%
Moody's Deutschland GmbH....................       Germany                         100%
Moody's France SA...........................       France                          100%
Moody's Interbank Credit Service Limited....       Cyprus                          100%
Moody's Investment Company India Pvt. Ltd...       India                           100%
Moody's Investors Service Espana, S.A.......       Spain                           100%
Moody's Investors Service Ltd...............       England                         100%
Moody's Investors Service Pty. Limited......       Australia                       100%
Moody's Investors Service, Inc..............       Delaware                        100%
Moody's Italia S.r.l........................       Italy                           100%
Moody's Japan Kabushiki Kaisha..............       Japan                           100%
Moody's Overseas Holdings, Inc..............       Delaware                        100%

                                                                                OWNERSHIP
                   COMPANY NAME                    JURISDICTION OF CREATION     PERCENTAGE
-------------------------------------------------  -------------------------    ----------
Moody's Risk Management Services,
Inc........................................        Delaware                        100%
Moody's Risk Management Services Ltd               England                         100%
Moody's Singapore Pte. Ltd.................        Singapore                       100%
N.V. Dun & Bradstreet-Eurinform S.A                Belgium/Delaware                100%
Orefro L'Informazione S.p.A................        Italy                           100%
S&W S.A.S..................................        France                          100%
Schimmelpfeng Inkasso GmbH.................        Germany                         100%
Socogestion S.A.S..........................        France                          100%
The D&B Companies of Canada Ltd............        Canada                          100%
Vlaamse Bedrijfsdatabank N.V.-S.A..........        Belgium                         100%